                                                                    Exhibit 3.97

      SECRETARY OF STATE                  DOCKET NUMBER      : 031760158
    Corporations Division                 CONTROL NUMBER     : J819112
        315 West Tower                    DATE INC/AUTH/FILED: 10/05/1988
#2 Martin Luther King, Jr. Dr.            JURISDICTION       : GEORGIA
 Atlanta, Georgia 30334-1530              PRINT DATE         : 06/25/2003
                                          FORM NUMBER        : 215



C T CORPORATION SYSTEM
PATTIE HARDY
1201 PEACHTREE STREET, NE
ATLANTA, GA 30361


                                 CERTIFIED COPY

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

                           SPORTSLIFE GWINNETT, INC.
                         A DOMESTIC PROFIT CORPORATION

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the date set forth above its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia.

This certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence of nonexistence of the facts stated herein.


[STATE OF GEORGIA 1776 SEAL]                         /s/ Cathy Cox
                                                       Cathy Cox
                                                  Secretary of State

       SECRETARY OF STATE               CHARTER NUMBER      : 6619112 DP
BUSINESS SERVICES AND REGULATION        DATE INCORPORATED   : OCTOBER 05, 1988
     SUITE 306, WEST TOWER              COUNTY              : COBB
  2 MARTIN LUTHER KING JR. DR.          EXAMINER            : MARILYN H. MATEEN
    ATLANTA, GEORGIA 30334              TELEPHONE           : 404-656-2811



MAILED TO:

RANDALL BENTLEY
260 WASHINGTON AVENUE
MARIETTA GA 30060

                          CERTIFICATE OF INCORPORATION

     I, MAX CLELAND, SECRETARY OF STATE AND THE CORPORATIONS COMMISSIONER OF THE STATE OF GEORGIA DO HEREBY CERTIFY, UNDER THE SEAL OF MY OFFICE, THAT

------------------------------------------------------------------------------
                          *SPORTSLIFE GWINNETT, INC.*
------------------------------------------------------------------------------

HAS BEEN DULY INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA ON THE DATE SET FORTH ABOVE, BY THE FILING OF ARTICLES OF INCORPORATION IN THE OFFICE OF THE SECRETARY OF STATE AND THE FEES THEREFOR PAID, AS PROVIDED BY LAW, AND THAT ATTACHED HERETO IS A TRUE COPY OF SAID ARTICLES OF INCORPORATION.

     WITNESS, MY HAND AND OFFICIAL SEAL, IN THE CITY OF ATLANTA AND THE STATE OF GEORGIA ON THE DATE SET FORTH BELOW.

------------------------------------------------------------------------------
DATE: OCTOBER 06, 1988

                                             /s/ Max Cleland
                                             MAX CLELAND
                                             SECRETARY OF STATE

[STATE OF GEORGIA 1776 SEAL]
                                             /s/ H. Wayne Howell
                                             H. WAYNE HOWELL
                                             DEPUTY SECRETARY OF STATE

SECURITIES     CEMETERIES          CORPORATIONS        CORPORATIONS HOT LINE
 656-2894       656-3079             656-2817               404-656-2222
combination of the two, shall be $500.00, in payment for the issuance of shares of stock.

                                      (5)

     The Corporation shall have authority to issue not more than 1,000,000 shares of common stock of $10.00 par value.

                                      (6)

     The initial registered office of the Corporation shall be located at 1990 Delk Industrial Drive, Marietta (Cobb), Georgia 30067. The initial registered agent of the Corporation shall be Lyle Ray Irwin.

                                      (7)

     The initial Board of Directors shall consist of four members who shall be:

     NAME                                  ADDRESS

Richard P. Boggs         1990 Delk Industrial Dr., Marietta, 30067

Lyle Ray Irwin           1990 Delk Industrial Dr., Marietta, 30067

Louis Off                1990 Delk Industrial Dr., Marietta, 30067

Gerald Alles             1990 Delk Industrial Dr., Marietta, 30067

                                      (8)

     The name and address of the incorporator:

     NAME                                  ADDRESS

Richard P. Boggs         1990 Delk Industrial Dr., Marietta, 30067

                                      (9)

     This corporation is organized pursuant to the provision of the Georgia Business Corporation Code.

                           BENTLEY, BENTLEY & BENTLEY
                                ATTORNEYS AT LAW
                              880 WASHINGTON AVE.
                               MARIETTA, GA 90080
                                    423-8300

                                      (10)

     The registered agent for SPORTSLIFE GWINNETT, INC. shall be Lyle Ray Irwin, whose address is 1990 Delk Industrial Boulevard, Marietta, GA 30067.

     IN WITNESS WHEREOF, the undersigned executed these Articles of Incorporation.

                                        /s/ Richard P. Boggs
                                        ------------------------------------
                                        RICHARD P. BOGGS


                           BENTLEY, BENTLEY & BENTLEY
                                ATTORNEYS AT LAW
                              880 WASHINGTON AVE.
                               MARIETTA, GA 90080
                                    423-8300

                            [STATE OF GEORGIA SEAL]

                                                                            A100

                        BUSINESS SERVICES AND REGULATION
                   ARTICLES OF INCORPORATION DATA ENTRY FORM
                            FOR GEORGIA CORPORATIONS

MAX CLELAND                                                      H. WAYNE HOWELL
Secretary of State                                     Deputy Secretary of State

--------------------------------------------------------------------------------
I. Filing Date:               Code:          Docket No.:

   Assigned Exam:                           Amt.: $             By:

   Charter Number:  8819112                  Completed:

--------------------------------------------------------------------------------
                  DO NOT WRITE ABOVE THIS LINE -- SOS USE ONLY

     NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE THE REMAINDER OF THIS FORM.

--------------------------------------------------------------------------------
II.  Corporate Name:
                           Sportslife Gwinnett, Inc.
--------------------------------------------------------------------------------
     Mailing Address:
                           1990 Delk Industrial Drive
--------------------------------------------------------------------------------
     City:               County:            State:               Zip Code:
          Marietta              Cobb              Georgia                 30067
--------------------------------------------------------------------------------
III. Fees Submitted By:
                           Bentley, Bentley & Bentley
--------------------------------------------------------------------------------
     Secretary of State: $                        Check No.:
                          40.00                             14818
--------------------------------------------------------------------------------
     Clerk of Court: $         Check No.:          County:
                      22.00              14820            Cobb 33
--------------------------------------------------------------------------------
     Publisher: $              Check No.:          Name:
                 60.00                   14819          Marietta Daily Journal
--------------------------------------------------------------------------------
IV.  Incorporator:
                   Richard P. Boggs
--------------------------------------------------------------------------------
     Address:
                   1990 Delk Industrial Drive
--------------------------------------------------------------------------------
     City:                           State:               Zip Code:
          Marietta                         Georgia                 30060
--------------------------------------------------------------------------------
V.   Registered Agent/Office:
                              Lyle Ray Irwin
--------------------------------------------------------------------------------
     Address:
               1990 Delk Industrial Drive
--------------------------------------------------------------------------------
     City:               County:            State:               Zip Code:
          Marietta              Cobb              Georgia                 30067
--------------------------------------------------------------------------------

VI.  ARTICLES OF INCORPORATION FILING CHECK-OFF LIST                       Applicant      Examiner
--------------------------------------------------------------------------------------------------
     1. Original and two conformed copies of Articles of Incorporation         X
--------------------------------------------------------------------------------------------------
     2. Corporate name certificate enclosed and verified                       X
--------------------------------------------------------------------------------------------------
     3. Publisher's and Clerk's checks enclosed and verified                   X
--------------------------------------------------------------------------------------------------
     4. Consent form enclosed and verified                                     X
--------------------------------------------------------------------------------------------------
     5. Corporate duration and statutory authority stated                      X
--------------------------------------------------------------------------------------------------
     6. Number shares, par value, minimum capital stated                       X
--------------------------------------------------------------------------------------------------
     7. Number of directors and their names and addresses                      X
--------------------------------------------------------------------------------------------------

VII. Applicant/Attorney:                     Telephone:
                    Randall Bentley                     422-2300
--------------------------------------------------------------------------------
     Address:
          260 Washington Avenue
--------------------------------------------------------------------------------
     City:                           State:               Zip Code:
          Marietta                         Georgia                 30060
--------------------------------------------------------------------------------
NOTICE: ATTACH ARTICLES OF INCORPORATION, SECRETARY OF STATE FILING FEE, NAME CERTIFICATE, CONSENT TO SERVE AS REGISTERED AGENT, PUBLISHER'S LETTER AND FEE AND CLERK'S FEE AND FILE WITH THE SECRETARY OF STATE AT 2 MARTIN LUTHER KING JR. DR., SUITE 315, WEST TOWER, ATLANTA, GEORGIA 30334. FOR INFORMATION CALL 404-656-2817. THIS FORM DOES NOT REPLACE THE ARTICLES OF INCORPORATION. I UNDERSTAND THAT THE INFORMATION ON THIS FORM WILL BE USED IN THE SECRETARY OF STATE CORPORATE DATA BASE.

Signed: /s/ Lyle Ray Irwin                   Date: 10/9/88
       -------------------------------------      -----------------------------

FORM A-100
2-1-87